Exhibit 10.1
DATED July 23, 2009
UBC MEDIA GROUP PLC (1)
and
GLOBAL TRAFFIC NETWORK (UK) LIMITED (2)
and
GLOBAL TRAFFIC NETWORK, INC (3)

DEED OF AMENDMENT TO SHARE PURCHASE
AGREEMENT RELATING TO
THE UNIQUE BROADCASTING COMPANY
LIMITED

CONTENTS

Clause	Heading	Page
1	Interpretation
2	Variation of Agreement
3	Completion and Payment
4	Counterparts
5	Effect on the Agreement
6	General
7	Delivery

THIS AGREEMENT is dated July 23, 2009
PARTIES
(1) UBC MEDIA GROUP PLC incorporated and registered in England and Wales with company number 3958483 whose registered office is at 50 Lisson Street, London NW1 5DF (“Seller”).
(2) GLOBAL TRAFFIC NETWORK (UK) LIMITED incorporated and registered in England and Wales (company no. 5867987) whose registered office is at 179 Great Portland Street, London W1W 5LS (“Buyer”).
(3) GLOBAL TRAFFIC NETWORK, INC. incorporated and registered in the state of Nevada in the United States of America whose principal executive offices are at 880 Third Ave, 6th Floor, New York, NY 10022, USA of which the Buyer us a wholly owned subsidiary (“Buyer’s Parent”)
together (the “Parties”)
BACKGROUND
Under the terms of a share purchase agreement entered into by the Parties and dated 1 February 2009 (“SPA”) the Seller sold to the Buyer the entire issued share capital of The Unique Broadcasting Company Limited (as it was then called). Under the terms of the SPA Seller is entitled to receive certain earn out consideration subject to the achievement of certain conditions (“Earn Out”).
The Parties have now agreed to vary the terms of the SPA in accordance with the terms of this deed so that there shall no longer be an Earn Out. In consideration of the Seller releasing the Buyer from its obligations under the Earn Out the Buyer shall pay to the Seller £1,950,000 (“Earn Out Payment”).
The Seller has agreed to buy from the Buyer’s subsidiary Global Traffic Network (UK) Commercial Limited the assets of the Intamedia business subject to the terms of a purchase agreement entered into on or around the date hereof (“BPA”).
AGREED TERMS
1.	Interpretation

1.1	Words, expressions and abbreviations defined or used in the SPA (unless the context requires otherwise) have the same meanings when used in this deed unless stated otherwise below:

“Business” shall have the meaning ascribed to it in the BPA; and

“Employees” shall have the meaning ascribed to it in the BPA.

1.2	Reference to a clause or paragraph is to a clause or a paragraph of this deed respectively unless the context requires otherwise.

1.3	Reference to any gender includes the other genders and words denoting the singular include the plural and vice versa; reference to a “person” includes any individual, firm, unincorporated association or body corporate unless the context requires otherwise and reference to any party to this deed comprising more than one person includes each person constituting that party.

1.4	The headings in this deed are for ease of reference only and shall not affect its construction or interpretation

2.	Variation of Agreement

2.1	Subject to the terms of this deed the parties agree to vary the terms of the SPA with immediate effect as follows:
(a)	under the Definitions section “Earn Out Consideration” and its definition be deleted and replaced with:

“Earn Out Payment” — the additional cash consideration of £1,950,000

(b)	the definition of “Earn Out Revenue” be deleted;

(c)	the definitions of “Consideration” be amended so that it reads as follows:

“Consideration”— the Initial Consideration and the Earn Out Payment.

(d)	clause 4.4 of the SPA be deleted replaced with the following new clause 4.4:

The Buyer shall pay to the Seller the Earn Out Payment on 23 July 2009.

(e)	clauses 4.5 and 4.6 be deleted; and

(f)	the restrictions imposed on the Seller under clause 12.1.1, 12.1.2, and 12.1.3 of the SPA shall no longer apply with respect to activities relating directly, solely and exclusively to (i) the Business or (ii) any business engaged in the same activity as the Business (and no activity that would otherwise be prohibited under Sections 12.1.1., 12.1.2 or 12.1.3) but under a different name; provided such activity does not solicit or entice any business away from Buyer’s traffic business or entertainment news business. Furthermore, the restrictions imposed on the Seller under clause 12.1.4 of the SPA shall be modified solely to allow the Seller to employ the Employees in connection with the Business and for no other purpose whatsoever. Notwithstanding anything contained herein or in the BPA to the contrary, such restrictions in clause 12.1.1, 12.1.2 and 12.1.3 of the SPA modified herein shall continue to apply with respect to all other activities, including without limitation, the Buyer’s traffic business and entertainment news business.
2.2	This deed shall constitute a variation of the SPA for the purposes of clause 17 of the SPA.

3.	Completion and Payment

3.1	At the completion of this deed the Buyer shall pay the Earn Out Payment by an electronic transfer to the client account of the Seller’s Solicitors with Lloyds TSB Bank plc of 125 Colmore Row, Birmingham, B3 3AD, Sort Code: 30-00-03 and Account Number 0660947 (who are irrevocably authorised to receive the same) and payment in accordance with this clause 3.1 shall constitute a valid discharge of the Buyer’s obligations under the clause 4.4 of the SPA as amended by this deed.

4.	Counterparts

4.1	This deed may be entered into in the form of two or more counterparts each executed by one or more of the parties but, taken together, executed by all of them and, provided that each party duly executes such a counterpart each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original, but, taken together, they shall constitute one instrument.

5.	Effect on the Agreement

5.1	Except as provided for in this deed, the SPA shall remain in full force and effect. In the event of any inconsistency between the SPA and this Deed, the provisions of this Deed shall prevail.

6.	General

6.1	Clause 19 (Notices), clause 16 (Whole Agreement), clause 17 (Variation and Waiver), clause 18 (costs), clause 23 (Third Party Rights) and clause 20 (Governing Law) shall apply to this deed of amendment and are hereby included by reference.

7.	Delivery

7.1	The parties respectively intend to deliver this document as their deed on the date specified above as its date and that this deed shall only take effect from that date.

EXECUTED as a DEED by	)

UBC MEDIA GROUP PLC	)	/s/ Simon Cole
Acting by one director	)
In the presence of:

Witness signature:

Witness Name:

Witness Occupation:

Address:

EXECUTED as a DEED by	)
GLOBAL TRAFFIC NETWORK (UK) LIMITED	)	/s/ Scott E. Cody
Acting by one director	)
In the presence of:

Witness signature: /s/ Wendy S. Albright

Witness Name: Wendy S. Albright

Witness Occupation: Accountant

Address: Pleasant Gap, PA

EXECUTED as a DEED by	)
GLOBAL TRAFFIC NETWORK, INC.	)	/s/ Scott E. Cody
Acting by one director	)
In the presence of:

Witness signature: /s/ Wendy S. Albright

Witness Name: Wendy S. Albright

Witness Occupation: Accountant

Address: Pleasant Gap, PA